SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report:  July 5, 2000
(Date of earliest event reported)

Commission		Registrant; State of Incorporation;			I.R.S. Employer
File Number		    Address; and Telephone Number			Identification No.

   0-346	    CENTRAL POWER AND LIGHT COMPANY		     74-0550600
		          (A Texas Corporation)
		          539 North Carancahua Street
		          Corpus Christi, Texas  78401-2802
		          Telephone  (361)  881-5300

   0-343	    PUBLIC SERVICE COMPANY OF OKLAHOMA	     73-0410895
		          (An Oklahoma Corporation)
		          212 East 6th Street
		          Tulsa, Oklahoma  74119-1212
		          Telephone  (918)  599-2000

   1-3146	    SOUTHWESTERN ELECTRIC POWER COMPANY	     72-0323455
		          (A Delaware Corporation)
		          428 Travis Street
		          Shreveport, Louisiana  71156-0001
		          Telephone  (318)  673-3000

   0-340	    WEST TEXAS UTILITIES COMPANY			     75-0646790
		          (A Texas Corporation)
		          301 Cypress Street
		          Abilene, Texas  79601-5820
		          Telephone  (915)  674-7000

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants.

(i) On July 5, 2000, Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities
Company dismissed Arthur Andersen LLP as its independent accountants. Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company (the "Companies") are wholly owned subsidiaries of Central and South West Corporation ("CSW"). On June 15, 2000 CSW and American Electric Power Company, Inc. ("AEP") merged and CSW became a subsidiary of AEP. CSW as the sole shareholder of Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company approved the decision to change independent accountants.
(ii) The reports of Arthur Andersen LLP on the financial statements for each of the Companies for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
(iii) In connection with its audits of each of the Companies for the two most recent fiscal years and through July 5, 2000, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.
(iv) During the two most recent fiscal years of each of the Companies and through July 5, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
(v) Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company have requested that Arthur Andersen LLP furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 7, 2000, is filed as Exhibit 99 to this Form 8-K.

(b) New independent accountants.

(i) Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company engaged Deloitte & Touche LLP as their new independent accountants as of July 5, 2000. During the two most recent fiscal years and through July 5, 2000, Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company have not consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company and either a written report was provided or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.		FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit No. 		Exhibit

     99			        	Letter, dated July 7, 2000, from Arthur Andersen LLP to the
                   Securities and Exchange Commission.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. The signature for each undersigned Registrant shall be deemed to relate only to matters having reference to such Registrant.


				           Central Power and Light Company
				           Public Service Company of Oklahoma
				           Southwestern Electric Power Company
				           West Texas Utilities Company


               /s/ Armando A. Pena

				           Armando A. Pena
				           Treasurer



July 7, 2000